OPPENHEIMER SMALL CAP GROWTH FUND/VA
                 a series of Oppenheimer Variable Account Funds
                        Supplement dated January 1, 2000
                       to the Prospectus dated May 1, 1999

The Prospectus is changed as follows:

1.       The supplement dated August 30, 1999 is replaced by this supplement

2. The second sentence on the cover of the prospectus is deleted and replaced with the following: "The Fund invests mainly in common stocks of companies with small capitalizations, described as "small-cap companies."

3. The first paragraph under the heading What Does the Fund Invest In? on page 3 is deleted and replaced with the following:

                  What Does the Fund Invest In? The Fund invests mainly in common stocks, but can buy other equity securities, such as preferred stocks and securities convertible into common stock. The Fund invests primarily in stocks of small cap companies that the Fund's investment Manager, OppenheimerFunds, Inc., believes have favorable growth prospects. At present, the Fund considers an issuer to be a "small cap issuer" if it has a market capitalization (described on page 5 of the prospectus) of up to $1.8 billion. The market capitalization the Fund uses to define "small cap companies" may change from time to time, as relative capitalizations of issuers change. The prospectus need not be updated to describe that change. The Fund measures capitalization of an issuer at the time the Fund buys the security and is not required to sell the security if the issuer's capitalization changes. The Fund can buy securities of issuers other than small cap companies but does not expect to do so to a significant degree. The Fund can invest in any country, including countries with developed or emerging markets, but currently emphasizes investments in the U.S. and other developed markets. While some stocks the Fund buys are traded on stock exchanges, the Fund may focus on over-the-counter securities, which have special risks.

4. The first bullet point under "How Does the Manager Decide What Securities to Buy or Sell?" on page 3 is deleted and replaced with the following:

                  |_| Companies with small capitalizations,

5. The first sentence under "Special Risks of Small-Cap Stocks" on page 4 is deleted and replaced with the following: "The Fund focuses its investments on securities of companies having a small market capitalization, which can include both established and newer companies."

6. The section captioned "Portfolio Managers" on page 7 is deleted and replaced with the following:

                  |X| Portfolio Manager. The Portfolio Manager of the Fund is Jay Tracey III. He has been the person principally responsible for the day-to-day management of the Fund since its inception in May 1998, and is a Vice President of the Fund and of the Manager. He also serves as an officer and portfolio manager of other Oppenheimer funds. He has been employed by the Manager since July 1991, except during the period from February through September 1994, during which he was a managing director of another firm from February through September 1994.




January 1, 2000                                             PS0297.003